UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 20, 2019

SACHEM CAPITAL CORP.

(Exact name of Registrant as specified in its charter)

New York	001-37997	81-3467779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

698 Main Street, Branford, Connecticut	06405
(Address of Principal Executive Office)	(Zip Code)

Registrant's telephone number, including area code (203) 433-4736

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Shares, par value $.001 per share	SACH	NYSE American LLC

Item 8.01.	Other Events.

On June 20, 2019, Sachem Capital Corp. (the “Company”) filed a preliminary prospectus supplement with the Securities and Exchange Commission (the “Commission”) with respect to a registered public offering of unsecured, unsubordinated notes due five years from the date of issuance (“Notes”). The prospectus supplement supplements the information contained in the base prospectus that is a part of the Company’s shelf registration statement on Form S-3 (Registration No. 333-227906) declared effective by the Commission on November 9, 2018 (the “Offering”). Ladenburg Thalmann & Co. Inc., a subsidiary of Ladenburg Thalmann Financial Services Inc. (NYSE American: LTS), and Janney Montgomery Scott LLC will act as joint book running managers for the Offering.

In connection with the Offering, the Company expects to enter into an Indenture and a First Supplemental Indenture (collectively, the Indenture and the First Supplemental Indenture, and referred to as the “Indenture”), between the Company and U.S. Bank National Association, as trustee (the “Trustee”). The Indenture provides for the form of, and terms of, the Notes and the issuance of the Notes as a new series of securities of the Company. The Indenture also contains events of default and cure provisions.

A form of the Indenture, the First Supplemental Indenture and the Note and a copy of the Trustee’s Form T-1, are attached to this Current Report on Form 8-K as Exhibits 4.1, 4.2, 4.3 and 25, respectively, and incorporated into the Company’s preliminary prospectus supplement and accompanying base prospectus relating to the Offering.

In addition, on June 20, 2019, the Company issued a press release announcing the Offering. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Form of Indenture between the Company and U.S. Bank National Association, as Trustee.

4.2	Form of First Supplemental Indenture between the Company and U.S. Bank National Association, as Trustee.

4.3	Form of Note (included as Exhibit A to Exhibit 4.2 above)

25	Form T-1 Statement of Eligibility Under the Trust Indenture Act of 1939, as amended, of U.S. Bank National Association, as the Trustee under the Form of Indenture related to the debt securities of Sachem Capital Corp.

99.1	Press Release, dated June 20, 2019

* * * * *

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sachem Capital Corp.

Dated: June 20, 2019	By:	/s/John L. Villano
John L. Villano, CPA
Co-Chief Executive Officer and
Chief Financial Officer

3

Exhibit Index

Exhibit No.	Description
4.1	Form of Indenture between the Company and U.S. Bank National Association, as Trustee.

4.2	Form of First Supplemental Indenture between the Company and U.S. Bank National Association, as Trustee.

4.3	Form of Note (included as Exhibit A to Exhibit 4.2 above)

25	Form T-1 Statement of Eligibility Under the Trust Indenture Act of 1939, as amended, of U.S. Bank National Association, as the Trustee under the Form of Indenture related to the debt securities of Sachem Capital Corp.

99.1	Press Release, dated June 20, 2019

4